                                                                    Exhibit 99.2

                               Bank of America(R)

                                   [LOGO](SM)


                            Supplemental Information
                               First Quarter 2002



                                 April 15, 2002


This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America
Consolidated Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)
                                                           First       Fourth         Third        Second       First
                                                          Quarter      Quarter       Quarter       Quarter      Quarter
                                                           2002         2001          2001          2001        2001
                                                        ---------------------------------------------------------------------
Operating Basis /(1)/
Income statement (taxable-equivalent basis)
Total revenue /(2)/                                     $    8,687   $    8,903    $    8,719    $    8,858   $    8,501
Provision for credit losses                                    840        1,401           856           800          835
Gains (losses) on sales of securities                           44          393            97            (7)          (8)
Other noninterest expense                                    4,494        5,324         4,606         4,821        4,654
Income tax expense                                           1,218          514         1,263         1,207        1,134
Net income                                                   2,179        2,057         2,091         2,023        1,870
Average diluted common shares issued and outstanding     1,581,848    1,602,886     1,634,063     1,632,964    1,631,099
Diluted earnings per common share /(3)/                 $     1.38   $     1.28    $     1.28    $     1.24   $     1.15

Performance ratios
Return on average assets                                      1.39%        1.25%         1.29%         1.24%        1.17%
Return on average common shareholders' equity                18.64        16.70         16.87         16.67        15.86
Efficiency ratio                                             51.74        59.80         52.82         54.44        54.73
Shareholder value added                                 $      832   $      793    $      824           791   $      679
=============================================================================================================================

As Reported
Income statement (taxable-equivalent basis)
Total revenue /(2)/                                     $    8,687   $    8,903    $    8,719    $    8,858   $    8,501
Provision for credit losses                                    840        1,401         1,251           800          835
Gains (losses) on sales of securities                           44          393            97            (7)          (8)
Business exit costs                                              -            -         1,305             -            -
Other noninterest expense                                    4,494        5,324         4,606         4,821        4,654
Income tax expense                                           1,218          514           813         1,207        1,134
Net income                                                   2,179        2,057           841         2,023        1,870
Diluted earnings per common share /(3)/                       1.38         1.28          0.51          1.24         1.15
Cash dividends paid per common share                          0.60         0.60          0.56          0.56         0.56

Performance ratios
Return on average assets                                      1.39%        1.25%         0.52%         1.24%        1.17%
Return on average common shareholders' equity                18.64        16.70          6.78         16.67        15.86
Net interest yield                                            3.85         3.95          3.78          3.61         3.39
Book value per share                                    $    31.15   $    31.07    $    31.66    $    30.75   $    30.47
=============================================================================================================================

Market price per share of common stock:
High for the period                                     $    69.61   $    64.99    $    65.54    $    62.18   $    55.94
Low for the period                                           57.51        52.10         50.25         48.65        45.00
Closing price                                                68.02        62.95         58.40         60.03        54.75
Market capitalization                                      105,058       98,158        92,396        96,116       87,709

Number of banking centers                                    4,246        4,253         4,259         4,259        4,323
Number of ATM's                                             13,161       13,113        12,986        12,860       12,843
Full-time equivalent employees                             137,240      142,670       143,824       144,287      143,584

/(1)/ Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001.

/(2)/ Trading account profits for the first quarter of 2001 included the $83 million transition adjustment loss resulting from adoption of Statement ofFinancial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001.

/(3)/ Includes goodwill amortization of $.09 per share in the fourth quarter of 2001 and $.10 per share in the third, second and first quarters of 2001, respectively.

Certain prior period amounts have been reclassified to conform to current period classifications.

                                Business Segment
                              Operating Net Income
                               First Quarter 2002
                              (Dollars in millions)


                                     [GRAPH]


Consumer & Commercial Banking                        $1,418        65%
Asset Management                                     $  142         6%
Global Corporate & Investment Banking                $  503        23%
Equity Investments                                   $  (32)       -1%
Corporate Other                                      $  148         7%
                                                     ----------------
                                                     $2,179       100%
                                                     ================


                            [GRAPH]

                     Consumer & Commercial
                           Banking

Banking Regions                           $  748    53%
Consumer Products                         $  410    29%
Commercial Banking                        $  260    18%
                                          -------------
Total CCB                                 $1,418   100%
                                          ============


                           [GRAPH]

               Global Corporate & Investment
                           Banking

Global Investment Banking                 $275      55%
Global Credit Products                    $120      24%
Global Treasury Services                  $108      21%
                                          ------------
Total GCIB                                $503     100%
                                          ============

                     Consumer and Commercial Banking Segment

                 Consumer and Commercial Banking Segment Results
--------------------------------------------------------------------------------
(Dollars in millions)
                                                  Quarterly
                              --------------------------------------------------
Key Measures                   1 Qtr 02  4 Qtr 01  3 Qtr 01  2 Qtr 01  1 Qtr 01
------------                  ---------  --------  --------  --------  --------
Total Revenue                 $  5,487  $  5,558  $  5,318  $  5,223  $  4,995
Provision for Credit Losses        430       539       397       333       330
Operating Net Income /(1)/       1,418     1,256     1,279     1,243     1,170
Shareholder Value Added            905       833       853       822       754
Return on Average Equity          30.6%     26.0%     26.3%     25.7%     24.4%
Efficiency Ratio                  51.1      54.3      53.2      54.6      54.9

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases        $183,882  $181,187  $180,763  $180,104  $176,652
Total Deposits                 276,662   273,256   266,339   264,658   259,735
Total Earning Assets           274,558   270,921   265,474   263,766   257,227

Period end (in billions)
----------
Mortgage Servicing Portfolio  $  331.1  $  320.8    $338.4  $  337.3  $  337.3

================================================================================

               Consumer and Commercial Banking Sub-Segment Results
================================================================================

                                                  Quarterly
                              --------------------------------------------------
Key Measures                   1 Qtr 02  4 Qtr 01  3 Qtr 01  2 Qtr 01  1 Qtr 01
------------                  ---------  --------  --------  --------  ---------
Banking Regions
---------------
Total Revenue                 $  3,177  $  3,205  $  3,157  $  3,088  $  2,955
Operating Net Income               748       655       701       653       605
Shareholder Value Added            457       441       489       446       400
Efficiency Ratio                  60.6%     63.0%     61.0%     62.7%     63.4%

Consumer Products
-----------------
Total Revenue                 $  1,475  $  1,483  $  1,318  $  1,287  $  1,224
Operating Net Income               410       395       328       334       323
Shareholder Value Added            314       302       235       244       237
Efficiency Ratio                  36.7%     38.4%     41.3%     42.6%     42.9%

Commercial Banking
------------------
Total Revenue                 $    835  $    870  $    843  $    848  $    816
Operating Net Income               260       206       250       256       242
Shareholder Value Added            134        90       129       132       117
Efficiency Ratio                  40.2%     49.5%     42.6%     43.0%     41.9%

================================================================================

(1) Includes goodwill amortization of $107 million, $107 million, $105 million and $107 million in the fourth, third, second and first quarters of 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                          Consumer Credit Card Results
                        Included within Consumer Products
--------------------------------------------------------------------------------
(Dollars in millions)
                                                   Quarterly
                                ------------------------------------------------
Key Measures                    1 Qtr 02  4 Qtr 01 3 Qtr 01  2 Qtr 01  1 Qtr 01
-------------                   --------- -------- --------- --------- ---------

Outstandings:
-------------
 Held (Period-End)               $19,535  $19,884   $18,052   $16,799  $14,679
 Managed (Period-End)             26,558   27,185    25,513    24,871   23,179

 Held (Average)                   19,383   18,656    17,632    15,755   14,464
 Managed (Average)                26,539   26,040    25,310    24,122   23,038

Managed Income Statement:
-------------------------
 Total Revenue                   $   845  $   835   $   794   $   742  $   708
 Provision Expense                   371      350       357       340      333
 Non-interest Expense                234      228       216       219      202
                                --------- -------- --------- ------------------
 Net Income Before Taxes             240      257       221       183      173

Shareholder Value Added (SVA)    $   107  $   109   $    94   $    71  $    68
-----------------------------

Credit Quality:
---------------
 Charge-off $:
  Held                           $   241  $   208   $   181   $   158  $   125
  Managed                            355      322       307       297      248

 Charge-off %:
  Held                              5.05 %   4.43 %    4.08 %    4.01 %   3.51 %
  Managed                           5.43     4.90      4.81      4.94     4.37

 Managed Delinquency %:
  30+                               4.16 %   4.12 %    3.95 %    3.81 %   3.96 %
  90+                               1.95     1.75      1.68      1.64     1.72

================================================================================

                            Asset Management Segment


                        Asset Management Segment Results
--------------------------------------------------------------------------------
(Dollars in millions)
                                                 Quarterly
                             -------------------------------------------------
Key Measures                 1 Qtr 02  4 Qtr 01  3 Qtr 01  2 Qtr 01   1 Qtr 01
------------                 --------  --------  --------  --------   --------
Total Revenue                $   602   $   625   $   610   $   631    $   609
Provision for Credit Losses       26        34        16        63          8
Operating Net Income /(1)/       142       132       149       113        128
Shareholder Value Added           75        79        96        61         77
Return on Average Equity        24.9 %    23.6 %    26.5 %    20.4 %     23.5 %
Efficiency Ratio                58.9      61.9      59.4      62.4       64.7

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases       $24,171   $24,537   $24,631   $24,352    $23,994
Total Deposits                11,837    11,936    11,837    11,999     11,813
Total Earning Assets          24,822    25,285    25,820    25,563     25,156

Period end (in billions)
----------
Assets under Management      $ 314.9   $ 314.2   $ 281.8   $ 290.8    $ 286.9
Client Brokerage Assets         96.6      99.4      93.6     101.9       97.3
Assets in Custody               46.0      46.9      43.1      49.6       49.5
                             -------  --------  -------- ---------  ----------
     Total Client Assets     $ 457.5   $ 460.5   $ 418.5   $ 442.3    $ 433.7

================================================================================

(1) Includes goodwill amortization of $12 million per quarter in 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                 Global Corporate and Investment Banking Segment


             Global Corporate and Investment Banking Segment Results
--------------------------------------------------------------------------------
(Dollars in millions)
                                                 Quarterly
                              --------------------------------------------------
Key Measures                  1 Qtr 02  4 Qtr 01  3 Qtr 01   2 Qtr 01  1 Qtr 01
------------                  --------  --------  --------   --------  --------
Total Revenue                 $  2,326  $  2,376  $  2,274   $  2,435  $  2,451
Provision for Credit Losses        261       495       285        252       244
Operating Net Income /(1)/         503       435       490        476       553
Shareholder Value Added            172       110       141        108       181
Return on Average Equity          17.8%     14.5%     15.3%      14.1%     16.3%
Efficiency Ratio                  54.8      56.4      54.0       58.7      54.7

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases        $ 65,196  $ 70,065  $ 76,643   $ 84,958  $ 91,570
Total Deposits                  63,212    66,076    68,472     67,439    65,927
Total Earning Assets           190,716   184,767   190,149    195,697   195,583

================================================================================

           Global Corporate and Investment Banking Sub-Segment Results
================================================================================

                                                 Quarterly
                              --------------------------------------------------
Key Measures                  1 Qtr 02  4 Qtr 01  3 Qtr 01   2 Qtr 01  1 Qtr 01
------------                  --------  --------  --------   --------  --------
Global Investment Banking
-------------------------
Total Revenue                 $  1,343  $  1,258  $  1,191     $1,448  $  1,489
Operating Net Income               275       196       207        285       354
Shareholder Value Added            174        99       101        176       241
Efficiency Ratio                  65.8%     74.4%     69.7%      69.7%     62.6%

Global Credit Products
----------------------
Total Revenue                 $    548  $    713  $    689   $    617  $    617
Operating Net Income               120       150       194        125       143
Shareholder Value Added            (96)      (66)      (37)      (122)     (104)
Efficiency Ratio                  23.0%     19.2%     20.5%      25.7%     24.2%

Global Treasury Services
------------------------
Total Revenue                 $    435  $    405  $    394   $    370  $    345
Operating Net Income               108        89        89         66        56
Shareholder Value Added             94        77        77         54        44
Efficiency Ratio                  61.0%     66.0%     65.2%      70.5%     74.7%

================================================================================

(1) Includes goodwill amortization of $28 million in the fourth and third quarters and $27 million in the second and first quarters of 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                           Equity Investments Segment

                       Equity Investments Segment Results
----------------------------------------------------------------------------------------------------
(Dollars in millions)
                                                                     Quarterly
                                                ----------------------------------------------------
Key Measures                                    1 Qtr 02   4 Qtr 01   3 Qtr 01    2 Qtr 01  1 Qtr 01
-------------                                   -------   --------    --------     -------   -------
Total Revenue                                     ($24)      ($86)       ($54)     $   78    $  102
Provision for Credit Losses                          -          9           -           -         -
Operating Net Income /(1)/                         (32)       (96)        (81)         36        33
Shareholder Value Added                            (93)      (162)       (151)        (34)      (31)
Return on Average Equity                          (6.2)%    (17.0)%     (13.3)%       5.9%      5.9%
Efficiency Ratio                                (117.5)     (72.2)     (144.6)       28.0      49.3

Selected Average Balance
Sheet Components
----------------
Total Loans and Leases                          $  427     $  444      $  468      $  491    $  504
Total Deposits                                       -          -           -          15        37
Total Earning Assets                               433        453         489         513       504

Period end
----------
Investment Balances for Principal Investing     $5,431     $5,376      $5,483      $5,399    $5,256

---------------------------------------------------------------------------------------------------

(1) Includes goodwill amortization of $2 million per quarter in 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

                              Corporate Other /(1)/

                      Corporate Other Segment Results/(2)/
--------------------------------------------------------------------------------
(Dollars in millions)
                                                  Quarterly
                              --------------------------------------------------
Key Measures                  1 Qtr 02   4 Qtr 01   3 Qtr 01  2 Qtr 01 1 Qtr 01
------------                  --------  --------- ---------- --------- ---------
Total Revenue                $    296   $    430   $    571  $    491  $    344
Provision for Credit Losses       123        324        158       152       253
Operating Net Income /(3)/        148        330        254       155       (14)
Shareholder Value Added          (227)       (67)      (115)     (166)     (302)

Selected Average Balance

Sheet Components
----------------
Total Loans and Leases       $ 54,125   $ 57,121   $ 75,221  $ 93,595  $ 95,169
Total Deposits                 12,692     16,903     16,680    19,237    18,106
Total Earning Assets          132,241    145,367    141,854   145,403   144,235

--------------------------------------------------------------------------------

/(1)/ Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group (not from retail branch originations).

/(2)/ Excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001.

/(3)/ Includes goodwill amortization of $3 million, $7 million, $11 million and $11 million in the fourth, third, second and first quarters of 2001, respectively.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation
Consolidated Statement of Income - Operating Basis/(1)/
--------------------------------------------------------------------------------
(Dollars in millions, except per share information; shares in thousands)

                                                             First      Fourth       Third      Second        First
                                                            Quarter     Quarter     Quarter     Quarter      Quarter
                                                              2002        2001        2001        2001         2001
                                                          ------------------------------------------------------------
Interest income
Interest and fees on loan and leases                      $    5,349  $    5,795  $    6,511  $    7,201   $    7,659
Interest and dividends on securities                             946       1,075         891         894          846
Federal funds sold and securities purchased
 under agreements to resell                                      285         253         321         405          435
Trading account assets                                           878         911         930         936          846
Other interest income                                            413         771         669         489          455
                                                          ------------------------------------------------------------
   Total interest income                                       7,871       8,805       9,322       9,925       10,241
                                                          ------------------------------------------------------------
Interest expense
Deposits                                                       1,344       1,713       2,097       2,363        2,713
Short-term borrowings                                            477         700         869       1,221        1,377
Trading account liabilities                                      285         268         285         312          290
Long-term debt                                                   612         707         867         999        1,222
                                                          -----------------------------------------------------------
   Total interest expense                                      2,718       3,388       4,118       4,895        5,602
                                                          -----------------------------------------------------------
Net interest income                                            5,153       5,417       5,204       5,030        4,639
Noninterest income
Consumer service charges                                         692         746         712         714          694
Corporate service charges                                        567         540         528         511          499
                                                          -----------------------------------------------------------
   Total service charges                                       1,259       1,286       1,240       1,225        1,193
                                                          -----------------------------------------------------------
Consumer investment and brokerage services                       381         382         386         399          379
Corporate investment and brokerage services                      170         151         142         137          136
                                                          -----------------------------------------------------------
   Total investment and brokerage services                       551         533         528         536          515
                                                          -----------------------------------------------------------
Mortgage banking income                                          192         167         109         196          121
Investment banking income                                        341         473         305         455          346
Equity investment gains/(losses)                                  26         (49)         22         171          147
Card income                                                      576         629         618         601          573
Trading account profits/(2)/                                     345         334         433         376          699
Other income                                                     150          25         174         181          186
                                                          -----------------------------------------------------------
   Total noninterest income                                    3,440       3,398       3,429       3,741        3,780
                                                          -----------------------------------------------------------

Total revenue                                                  8,593       8,815       8,633       8,771        8,419

Provision for credit losses                                      840       1,401         856         800          835

Gains/(losses) on sales of securities                             44         393          97          (7)          (8)

Other noninterest expense
Personnel                                                      2,446       2,590       2,304       2,534        2,401
Occupancy                                                        432         465         448         428          433
Equipment                                                        262         280         273         271          291
Marketing                                                        170         166         165         174          177
Professional fees                                                 91         153         144         141          126
Amortization of intangibles                                       55         213         219         223          223
Data processing                                                  205         224         175         187          190
Telecommunications                                               119         116         121         128          119
Other general operating                                          590         956         613         574          545
General administrative                                           124         161         144         161          149
                                                          -----------------------------------------------------------
   Total other noninterest expense                             4,494       5,324       4,606       4,821        4,654
                                                          -----------------------------------------------------------
Operating income before income taxes                           3,303       2,483       3,268       3,143        2,922
Income tax expense                                             1,124         426       1,177       1,120        1,052
                                                          -----------------------------------------------------------
Operating net income                                      $    2,179  $    2,057  $    2,091  $    2,023   $    1,870
                                                          ===========================================================
Operating income available to common shareholders              2,178       2,056       2,089       2,022        1,869
                                                          ===========================================================
Per common share information
   Operating earnings                                           1.41        1.31        1.31        1.26         1.16
                                                          ===========================================================
   Diluted operating earnings/(3)/                              1.38        1.28        1.28        1.24         1.15
                                                          ===========================================================
   Dividends                                                    0.60        0.60        0.56        0.56         0.56
                                                          ===========================================================
Average common shares issued and outstanding               1,543,471   1,570,083   1,599,692   1,601,537    1,608,890
                                                          ===========================================================
Average diluted common shares issued and outstanding       1,581,848   1,602,886   1,634,063   1,632,964    1,631,099
                                                          ===========================================================
As reported
   Net income                                             $    2,179  $    2,057  $      841  $    2,023   $    1,870
   Net income available to common shareholders                 2,178       2,056         839       2,022        1,869
   Earnings per common share                                    1.41        1.31        0.52        1.26         1.16
   Diluted earnings per common share                            1.38        1.28        0.51        1.24         1.15

/(1)/ Operating basis excludes the following: provision for credit losses of $395 million and noninterest expense of $1.3 billion related to the exit of certain consumer finance businesses in the third quarter of 2001.

/(2)/ Trading account profits for the first quarter of 2001 included the $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," on January 1, 2001.

/(3)/ Includes goodwill amortization of $.09 per share in the fourth quarter of 2001 and $.10 per share in the third, second and first quarters of 2001, respectively.

Certain prior period amounts have been reclassified to conform to current period presentations.

Bank of America Corporation
Consolidated Balance Sheet

---------------------------------------------------------------------------------------------------------------------
(Dollars in millions)

                                                                                   March 31   December 31   March 31
                                                                                     2002         2001        2001
---------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                                         $  22,444  $  26,837     $  23,333
Time deposits placed and other short-term investments                                 7,056      5,932         5,549
Federal funds sold and securities purchased under agreements to resell               40,771     28,108        20,581
Trading account assets                                                               58,569     47,344        45,281
Derivative assets                                                                    19,116     22,147        16,508
Securities:
  Available-for-sale                                                                 74,306     84,450        49,189
  Held-to-maturity                                                                    1,037      1,049         1,189
---------------------------------------------------------------------------------------------------------------------
    Total securities                                                                 75,343     85,499        50,378
---------------------------------------------------------------------------------------------------------------------
Loans and leases                                                                    331,210    329,153       382,677
Allowance for credit losses                                                          (6,869)    (6,875)       (6,900)
---------------------------------------------------------------------------------------------------------------------
    Loans and leases, net of allowance for credit losses                            324,341    322,278       375,777
---------------------------------------------------------------------------------------------------------------------
Premises and equipment, net                                                           6,748      6,414         6,366
Mortgage banking assets                                                               4,104      3,886         3,855
Goodwill                                                                             10,950     10,854        12,006
Core deposits and other intangibles                                                   1,256      1,294         1,446
Other assets                                                                         49,223     61,171        48,675
---------------------------------------------------------------------------------------------------------------------
    Total assets                                                                  $ 619,921  $ 621,764     $ 609,755
=====================================================================================================================

Liabilities
Deposits in domestic offices:
    Noninterest-bearing                                                           $ 108,409  $ 112,064     $  97,448
    Interest-bearing                                                                224,630    220,703       214,379
Deposits in foreign offices:
    Noninterest-bearing                                                               1,677      1,870         1,716
    Interest-bearing                                                                 32,484     38,858        38,917
---------------------------------------------------------------------------------------------------------------------
      Total deposits                                                                367,200    373,495       352,460
---------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase           48,545     47,727        37,011
Trading account liabilities                                                          25,258     19,452        24,138
Derivative liabilities                                                               12,053     14,868        17,132
Commercial paper                                                                        363      1,558         5,707
Other short-term borrowings                                                          21,629     20,659        30,559
Accrued expenses and other liabilities                                               31,138     27,459        21,863
Long-term debt                                                                       60,036     62,496        67,044
Trust preferred securities                                                            5,530      5,530         4,955
---------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                               571,752    573,244       560,869
---------------------------------------------------------------------------------------------------------------------
Shareholders' equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
     outstanding 1,452,249; 1,514,478 and 1,662,172 shares                               62         65            71
Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
     outstanding 1,544,521,073; 1,559,297,220 and 1,601,983,783 shares                3,949      5,076         7,872
Retained earnings                                                                    44,245     42,980        40,785
Accumulated other comprehensive income/(loss)                                           (72)       437           227
Other                                                                                   (15)       (38)          (69)
---------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                       48,169     48,520        48,886
---------------------------------------------------------------------------------------------------------------------
      Total liabilities and shareholders' equity                                  $ 619,921  $ 621,764     $ 609,755
=====================================================================================================================

Bank of America Corporation
Average Balances and Interest Rates - Taxable-Equivalent Basis
--------------------------------------------------------------------------------
(Dollars in millions)

                                                                         First Quarter 2002            Fourth Quarter 2001
                                                               ------------------------------     ---------------------------
                                                                               Interest                        Interest
                                                                  Average    Income/   Yield/     Average    Income/   Yield/
                                                                  Balance    Expense    Rate      Balance    Expense   Rate
                                                               ----------    -------   ------     --------   -------   ------
Earning assets
   Time deposits placed and other short-term investments          $ 10,242   $    61    2.43 %    $  7,255   $    64    3.47 %
    Federal funds sold and securities purchased under
        agreements to resell                                        44,682       215    1.94        38,825       253    2.60
   Trading account assets                                           70,613       888    5.06        67,535       920    5.43
   Total securities /(1)/                                           73,542       963    5.24        71,454     1,090    6.10
   Loans and leases /(2)/
      Commercial - domestic                                        116,160     1,978    6.90       121,399     2,138    6.99
      Commercial - foreign                                          21,917       226    4.17        23,789       278    4.63
      Commercial real estate - domestic                             22,251       275    5.01        23,051       316    5.45
      Commercial real estate - foreign                                 389         4    4.00           375         4    4.49
                                                               -----------------------------      --------------------------
        Total commercial                                           160,717     2,483    6.26       168,614     2,736    6.44
                                                               -----------------------------      --------------------------
      Residential mortgage                                          81,104     1,389    6.88        78,366     1,385    7.05
      Home equity lines                                             22,010       294    5.42        22,227       340    6.07
      Direct/Indirect consumer                                      37,218       701    7.63        38,074       752    7.83
      Consumer finance                                               5,276       104    7.87         5,324       127    9.55
      Bankcard                                                      19,383       490   10.26        18,656       498   10.58
      Foreign consumer                                               2,093        19    3.71         2,093        21    4.02
                                                               -----------------------------      --------------------------
        Total consumer                                             167,084     2,997    7.24       164,740     3,123    7.54
                                                               -----------------------------      --------------------------
            Total loans and leases                                 327,801     5,480    6.76       333,354     5,859    6.99
                                                               -----------------------------      --------------------------
   Other earning assets                                             22,231       358    6.52        36,782       707    7.67
                                                               -----------------------------      --------------------------
            Total earning assets /(3)/                             549,111     7,965    5.86       555,205     8,893    6.37
                                                               -----------------------------      --------------------------
Cash and cash equivalents                                           22,037                         23,182
Other assets, less allowance for credit losses                      66,530                         73,410
                                                               -----------------------------      --------------------------
               Total assets                                       $637,678                        $651,797
                                                               =============================      ==========================

Interest-bearing liabilities
  Domestic interest-bearing deposits:
      Savings                                                     $ 20,716        33    0.64      $ 20,132        42    0.83
      NOW and money market deposit accounts                        127,218       335    1.07       121,758       426    1.39
      Consumer CDs and IRAs                                         69,359       730    4.27        71,895       898    4.96
      Negotiable CDs, public funds and other time deposits           4,671        32    2.82         5,196        44    3.39
                                                               -----------------------------      --------------------------
         Total domestic interest-bearing deposits                  221,964     1,130    2.06       218,981     1,410    2.56
                                                               -----------------------------      --------------------------
    Foreign interest-bearing deposits /(4)/
      Banks located in foreign countries                            15,464       107    2.79        20,771       170    3.22
      Governments and official institutions                          2,904        14    1.96         2,965        20    2.74
      Time, savings, and other                                      19,620        93    1.93        21,858       113    2.06
                                                               -----------------------------      --------------------------
         Total foreign interest-bearing deposits                    37,988       214    2.29        45,594       303    2.63
                                                               -----------------------------      --------------------------
            Total interest-bearing deposits                        259,952     1,344    2.10       264,575     1,713    2.57
                                                               -----------------------------      --------------------------
   Federal funds purchased, securities sold under agreements
     to repurchase and other short-term borrowings                  86,870       477    2.23        87,291       700    3.18
   Trading account liabilities                                      31,066       285    3.72        29,921       268    3.55
   Long-term debt and trust preferred securities                    67,694       612    3.62        68,141       707    4.15
                                                               -----------------------------      --------------------------
            Total interest-bearing liabilities /(5)/               445,582     2,718    2.47       449,928     3,388    2.99
                                                               -----------------------------      --------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                    104,451                         103,596
   Other liabilities                                                40,189                          49,357
   Shareholders' equity                                             47,456                          48,916
                                                               -----------------------------      --------------------------
               Total liabilities and shareholders' equity         $637,678                        $651,797
                                                               =============================      ==========================
Net interest spread                                                                     3.39                            3.38
Impact of noninterest-bearing sources                                                    .46                             .57
                                                               -----------------------------      --------------------------
Net interest income/yield on earning assets                                  $ 5,247    3.85 %               $ 5,505    3.95 %
                                                               =============================      ==========================

(Dollars in millions)                                                           First Quarter 2001
                                                                        --------------------------------
                                                                                       Interest
                                                                         Average       Income/    Yield/
                                                                         Balance       Expense     Rate
                                                                        --------       --------   ------
Earning assets
   Time deposits placed and other short-term investments                $  6,675       $   102      6.17 %
    Federal funds sold and securities purchased under
        agreements to resell                                              31,903           435      5.48
   Trading account assets                                                 62,491           852      5.49
   Total securities /(1)/                                                 55,221           860      6.26
   Loans and leases /(2)/
      Commercial - domestic                                              144,404         2,813      7.90
      Commercial - foreign                                                29,540           515      7.06
      Commercial real estate - domestic                                   25,989           530      8.27
      Commercial real estate - foreign                                       300             6      7.82
                                                                        --------------------------------
         Total commercial                                                200,233         3,864      7.82
                                                                        --------------------------------
      Residential mortgage                                                82,710         1,532      7.43
      Home equity lines                                                   21,744           467      8.71
      Direct/Indirect consumer                                            40,461           784      7.86
      Consumer finance                                                    25,947           589      9.08
      Bankcard                                                            14,464           443     12.41
      Foreign consumer                                                     2,330            43      7.54
                                                                        --------------------------------
        Total Consumer                                                   187,656         3,858      8.29
                                                                        --------------------------------
        Total loans and leases                                           387,889         7,722      8.05
                                                                        --------------------------------
   Other earning assets                                                   17,248           352      8.28
                                                                        --------------------------------
            Total earning assets/(3)/                                    561,427        10,323      7.42
                                                                        --------------------------------
Cash and cash equivalents                                                 23,020
Other assets, less allowance for credit losses                            64,251
                                                                        --------------------------------
               Total assets                                             $648,698
                                                                        ================================

Interest-bearing liabilities
  Domestic interest-bearing deposits:
      Savings                                                           $ 20,406            61      1.21
      NOW and money market deposit accounts                              107,015           808      3.06
      Consumer CDs and IRAs                                               77,772         1,068      5.57
      Negotiable CDs, public funds and other time deposits                 7,137           108      6.16
                                                                        --------------------------------
         Total domestic interest-bearing deposits                        212,330         2,045      3.91
                                                                        --------------------------------
   Foreign interest-bearing deposits /(4)/
      Banks located in foreign countries                                  24,358           332      5.53
      Governments and official institutions                                3,993            52      5.27
      Time, savings, and other                                            22,506           284      5.11
                                                                        --------------------------------
         Total foreign interest-bearing deposits                          50,857           668      5.32
                                                                        --------------------------------
            Total interest-bearing deposits                              263,187         2,713      4.18
                                                                        --------------------------------
   Federal funds purchased, securities sold under agreements
        to repurchase and other short-term borrowings                     94,792         1,377      5.89
   Trading account liabilities                                            28,407           290      4.14
   Long-term debt and trust preferred securities                          73,752         1,222      6.63
                                                                        --------------------------------
            Total interest-bearing liabilities /(5)/                     460,138         5,602      4.92
                                                                        --------------------------------

Noninterest-bearing sources:
   Noninterest-bearing deposits                                           92,431
   Other liabilities                                                      48,263
   Shareholders' equity                                                   47,866
                                                                        --------------------------------
               Total liabilities and shareholders' equity               $648,698
                                                                        ================================
Net interest spread                                                                                 2.50
Impact of noninterest-bearing sources                                                                .89
                                                                        --------------------------------
Net interest income/yield on earning assets                                            $ 4,721      3.39 %
                                                                        ================================

(1) The average balance and yield on securities are based on the average of historical amortized cost balances.

(2) Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(3) Interest income includes taxable-equivalent basis adjustments of $94 million in the first quarter of 2002 and $88 million and $82 million in the fourth and first quarters of 2001, respectively. Interest income also includes the impact of interest rate risk management contracts, which increased (decreased) interest income by $560 million in the first quarter of 2002 and $473 million and $27 million in the fourth and first quarters of 2001, respectively. These amounts were substantially offset by corresponding decreases (increases) in the income earned on the underlying assets.

(4) Primarily consists of time deposits in denominations of $100,000 or more.

(5) Interest expense includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by $49 million in the first quarter of 2002 and ($40) million and $23 million in the fourth and first quarters of 2001, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.
                                                                             11

             Net Charge-offs and Net Charge-off Ratios
                       (Dollars in millions)

                                                    1Q01             2Q01               3Q01               4Q01            1Q02
                                                -------------    --------------   ----------------   ----------------   -----------
                                                Amt.    Ratio    Amt.     Ratio    Amt.      Ratio    Amt.      Ratio   Amt.   Ratio
                                                ----    -----    ----     -----   ------     -----   ------     -----   ----   -----
  Commercial - domestic/(1)/                    $415    1.17%    $408     1.18%   $  412     1.26%   $  714     2.33%   $370   1.29%
  Commercial - foreign                            34    0.46       57     0.84        57     0.89        60     1.00      49   0.90
  Commercial real estate - domestic                6       -       12     0.18         4     0.07        17     0.29      14   0.25
                                                ----             ----             ------             ------             ----
    Total Commercial                             455    0.92      477     1.00       473     1.05       791     1.86     433   1.09
                                                ----             ----             ------             ------             ----
  Residential mortgage                             6    0.03        7     0.03         7     0.04         6     0.03      11   0.05
  Home equity lines                                6    0.11        4     0.07         4     0.07         5     0.10       8   0.15
  Direct/indirect consumer                        75    0.76       65     0.65        94     0.94       115     1.20      95   1.03
  Consumer finance/(2)/                           93    1.45       67     1.00       720    17.47        49     3.65      44   3.38
  Bankcard                                       125    3.51      158     4.01       181     4.08       208     4.43     241   5.05
  Other consumer domestic                         11     n/m        8      n/m        11      n/m        18      n/m       7    n/m
  Foreign consumer                                 1    0.19        1     0.24         1     0.21         2     0.25       1   0.16
                                                ----             ----             ------             ------             ----
    Total Consumer/(2)/                          317    0.68      310     0.65     1,018     2.27       403     0.97     407   0.99
                                                ----             ----             ------             ------             ----
     Total Net Charge-offs/(2)/                 $772    0.81     $787     0.82    $1,491     1.65    $1,194     1.42    $840   1.04
                                                ====             ====             ======             ======             ====

By Business Segment:
   Consumer & Commercial Banking                $330    0.76%    $333     0.74%     $397     0.87%     $539     1.18%   $430   0.95%
   Global Corporate & Investment Banking/(1)/    244    1.08      252     1.19       285     1.47       495     2.80     261   1.62
   Asset Management                                8    0.14       62     1.03        15     0.26        34     0.55      26   0.44
   Equity Investments                              -       -        -        -         -        -         9     7.76       -      -
   Corporate Other/(2)/                          190    0.81      140     0.60       794     4.19       117     0.81     123   0.92
                                                ----             ----             ------             ------             ----
   Total Net Charge-offs                        $772    0.81     $787     0.82    $1,491     1.65    $1,194     1.42    $840   1.04
                                                ====             ====             ======             ======             ====

Loans are classified as domestic or foreign based upon the domicile of the borrower.

/(1)/   Fourth quarter 2001 includes $210 million related to Enron.

/(2)/ Third quarter 2001 includes $635 million related to the exit of certain consumer finance businesses. Excluding these net charge-offs, the ratios would be 2.07% for Consumer Finance, 0.85% for Total Consumer, and 0.95% for Total Net Charge-offs.

                                 Net Charge-offs

                                     [GRAPH]

                                                                 1Q01         2Q01       3Q01          4Q01        1Q02
                                                                -------     -------    --------     ---------    -------
Total Net Charge-offs, excl. exited cons. fin. businesses        $ 772       $ 787      $  856       $ 1,194      $ 840
Net Charge-off Ratio, excl. exited cons. fin. businesses                                  0.95%
Charge-offs - exited consumer finance business                                          $  635
Total Net Charge-offs incl. exited cons. fin. businesses         $ 772       $ 787      $1,491       $ 1,194      $ 840
Net Charge-off Ratio, incl. exited cons. fin. businesses          0.81%       0.82%       1.65%         1.42%      1.04%

                              Nonperforming Assets
                              (Dollars in millions)

                                                                         1Q01        2Q01         3Q01         4Q01         1Q02
                                                                       --------    --------     --------     --------     --------
  Commercial - domestic                                                $  3,110    $  3,209     $  2,705     $  3,123     $  3,207
  Commercial - foreign                                                      529         562          566          461          583
  Commercial real estate - domestic                                         206         201          257          240          216
  Commercial real estate - foreign                                            3           3            2            3            2
                                                                       --------    --------     --------     --------     --------
    Total Commercial                                                      3,848       3,975        3,530        3,827        4,008
                                                                       --------    --------     --------     --------     --------
  Residential mortgage                                                      553         573          491          556          477
  Home equity lines                                                          36          42           61           80           73
  Direct/Indirect consumer                                                   19          17           20           27           26
  Consumer finance                                                        1,153       1,234            9            9            8
  Foreign consumer                                                           11           8            8            7            9
                                                                       --------    --------     --------     --------     --------
    Total Consumer                                                        1,772       1,874          589          679          593
                                                                       --------    --------     --------     --------     --------
  Total Nonperforming Loans                                               5,620       5,849        4,119        4,506        4,601

  Foreclosed properties                                                     277         346          404          402          391
                                                                       --------    --------     --------     --------     --------
      Total Nonperforming Assets/(1)/                                  $  5,897    $  6,195     $  4,523     $  4,908     $  4,992
                                                                       ========    ========     ========     ========     ========

Loans past due 90 days or more and still accruing                      $    527    $    608     $    691     $    680     $    662
Nonperforming Assets/ Total Assets                                         0.97 %      0.99 %       0.71 %       0.79 %       0.81 %
Nonperforming Assets/ Total Loans, Leases and Foreclosed Properties        1.54        1.63         1.33         1.49         1.51
Nonperforming Loans/Total Loans and Leases                                 1.47        1.54         1.22         1.37         1.39

Allowance for Loan Losses                                              $  6,900    $  6,911     $  6,665     $  6,875     $  6,869
Allowance / Total Loans                                                    1.80 %      1.82 %       1.97 %       2.09 %       2.07 %
Allowance / Total Nonperforming Loans                                       123         118          162          153          149

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1) Balances do not include $304 million, $1.0 billion, $1.3 billion, $120 million and $144 million of loans held for sale, included in other assets at March 31, 2002, December 31, 2001, September 30, 2001, June 30, 2001 and
    March 31, 2001, respectively, which would have been classified as nonperforming had they been included in loans. In the third quarter of 2001, $1.2 billion of nonperforming subprime real estate loans were transferred to loans held for sale as a result of the exit of certain consumer finance businesses.

                                    [GRAPH]

                                                          1Q01        2Q01          3Q01        4Q01         1Q02
                                                        --------    ---------     --------    --------     ---------
Total Allowance to Total Loans                            1.80%       1.82%         1.97%       2.09%        2.07%
Total Allowance to Total Nonperforming Loans               123%        118%          162%        153%         149%

                               Capital Management
                              (Dollars in millions)

                                            1Q01           2Q01            3Q01            4Q01            1Q02
                                          ---------      ---------       ---------       ---------       ---------
Tier 1 capital                            $ 40,769       $ 41,794        $ 41,517        $ 41,979        $ 42,078
Total capital                               63,102         63,967          63,311          64,124          64,066
Net risk-weighted assets                   532,824        529,201         522,291         506,020         488,772
Tier 1 capital ratio                          7.65%          7.90%           7.95%           8.30%           8.61%
Total capital ratio                          11.84          12.09           12.12           12.67           13.11
Ending equity / ending assets                 8.02           7.88            7.83            7.80            7.77
Ending capital / ending assets                8.83           8.67            8.61            8.69            8.66
Average equity / average assets               7.38           7.43            7.66            7.50            7.44

Share Repurchase Program
--------------------------------------------------------------------------------

31 million common shares were repurchased during the first quarter of 2002 as a part of ongoing share repurchase programs. In total, 259 million common shares have been repurchased since June 1999 - returning $14.8 billion of capital to shareholders.

101 million shares remain outstanding under current authorized programs.



                               Capital Management
                              (Shares in millions)

                                     [GRAPH]

                                             1Q01          2Q01          3Q01          4Q01         1Q02
                                            -------      --------       -------       -------      -------
Shares outstanding at period end             1,602         1,601         1,582         1,559        1,545
Tier 1 capital ratio                          7.65%         7.90%         7.95%         8.30 %       8.61%

                         E-Commerce & BankofAmerica.com

--------------------------------------------------------------------------------

                       Active On-line Banking Subscribers
                                 (in thousands)

                                    [GRAPH]

                          -------------------------------------
                            Bill-pay    On-line Only     Total
                          -------------------------------------

              Mar-01           672       1,415           2,087
              Jun-01           762       1,546           2,308
              Sep-01           844       1,695           2,539
              Dec-01           949       1,957           2,906
              Mar-02         1,059       2,255           3,314

--------------------------------------------------------------------------------

Bank of America has the largest active online banking customer base with 3.3 million subscribers. This represents an active customer penetration rate of 23%.

Bank of America uses the strictest Active User standard in the industry - customers must have used our online services within the last 90 days.

1.1 million active bill pay users pay nearly $5 billion worth of bills quarterly.

Currently, over 170 companies are presenting nearly 900,000 e-bills per quarter.

--------------------------------------------------------------------------------

                       On-line Banking Active Penetration
                            of Total DDA Households

                                    [GRAPH]

                        1Q01           16%
                        2Q01           17%
                        3Q01           18%
                        4Q01           20%
                        1Q02*          23%

                                                                  * Estimate
--------------------------------------------------------------------------------

                               Bill payment Volume
                              (Dollars in millions)

                                     [GRAPH]

                        ---------------------------------
                              $ Volume     % Electronic
                        ---------------------------------

                    1Q01        3,326           73%
                    2Q01        3,614           73%
                    3Q01        4,038           74%
                    4Q01        4,386           74%
                    1Q02*       4,942           78%

                                                                  *Estimate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      % Reduction in 1-Year Attrition Rates
                         On-line vs. Off-line Customers

                                     [GRAPH]

        On-line Only Customers                      48%
        On-line & Bill-pay Customers                80%

 -------------------------------------------------------------------------------

                         Bank of America Direct Clients
                                  at period end

                                     [GRAPH]

                            ---------------------------------
                                  Companies       Users
                            ---------------------------------

                 1Q01               4,312        26,679
                 2Q01               4,950        32,134
                 3Q01               5,770        38,614
                 4Q01               6,746        46,062
                 1Q02               7,476        53,452